Exhibit 99.1 UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK ------------------------------------------------------x In re : Chapter 11 : MPM Silicones, LLC, et al., : Case No. 14-22503 (RDD) : Debtors. : (Jointly Administered) ------------------------------------------------------x Monthly Operating Report for the Period From April 13, 2014 to April 30, 2014 Debtors’ Address: 260 Hudson River Road Waterford, NY 12188 Debtors’ Attorneys: Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019 Telephone: (212) 728-8000 This Monthly Operating Report has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these Chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States. I declare under penalty of perjury that this report and the attached documents are true and correct to the best of my knowledge and belief. /s/ William H. Carter June 27, 2014 William H. Carter Director, Chief Financial Officer, and Executive Vice President of Momentive Performance Materials Inc. and Momentive Performance Materials Holdings Inc.

UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) 14-22503
Reporting Period: 4/13/14-4/30/14

Federal Tax I.D.# 22-3775481

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts	MOR-1a	x	
Schedule of Cash Disbursements	MOR-1b	x	
Bank Account Information	MOR-1c	x	
Copies of bank statements (See Notes to MOR-1c)			x
Cash disbursements journals (See Notes to MOR-1c)			x
Statement of Operations	MOR-2	x	
Balance Sheet	MOR-3	x	
Status of Post-petition Taxes (See Notes to MOR-4a)	MOR-4a	x	x
Copies of IRS Form 6123 or payment receipt (See Notes to MOR-4a)			x
Copies of tax returns filed during reporting period (See Notes to MOR-4a)			x
Summary of Unpaid Post-petition Debts (See Notes to MOR-4b			x
Listing of Aged Accounts Payable	MOR-4b	x	
Accounts Receivable Aging	MOR-5	x	
Taxes Reconciliation and Aging (See Notes to MOR-4a)			x
Payments to Insiders and Professionals (See Notes to MOR-6)			x
Post Petition Status of Secured Notes, Leases Payable (See Notes to MOR-6)			x
Debtor Questionnaire	MOR-7	x	

2

MOR NOTES

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered)	14-22503
Reporting Period:	4/13/14-4/30/14
Federal Tax I.D.#	22-3775481

Notes to the Monthly Operating Report

GENERAL:
The report includes activity from the following Debtors and related Case Numbers

EntityName	CaseNumber
MPM Silicones, LLC	14-22503-RDD
Juniper Bond Holdings I LLC	14-22504-RDD
Juniper Bond Holdings II LLC	14-22505-RDD
Juniper Bond Holdings III LLC	14-22506-RDD
Juniper Bond Holdings IV LLC	14-22507-RDD
Momentive Performance Materials Holdings Inc.	14-22508-RDD
Momentive Performance Materials Inc.	14-22509-RDD
Momentive Performance Materials Quartz, Inc.	14-22510-RDD
Momentive Performance Materials USA Inc.	14-22511-RDD
Momentive Performance Materials Worldwide Inc.	14-22512-RDD
Momentive Performance Materials South America Inc.	14-22513-RDD
Momentive Performance Materials China SPV Inc.	14-22514-RDD

3

MOR NOTES In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 4/13/14-4/30/14 Federal Tax I.D.# 22-3775481 Notes to the Monthly Operating Report 4 Notes to the MOR: On April 13, 2014 (the "Petition Date"), Momentive Performance Materials Holdings Inc. ("Momentive") and eleven of its direct and indirect subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief (the "Chapter 11 Cases") under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Debtors' Chapter 11 Cases are being jointly administered under the caption "In re: MPM Silicones, LLC., et al. (Case No. 14-22503- RDD)." Momentive's other subsidiaries and affiliates (the "Non-Debtors") were not included in the bankruptcy filing. Additional information about the Chapter 11 Cases, court filings and claims information is available on the internet at www.momentive.com/MPMRestructuring/. General Notes to MOR-1a and 1b: Cash is received and disbursed by the Debtors as described in the Debtors’ motion to approve continued use of their cash management system (which motion was granted on an interim and final basis pursuant to orders entered by the Bankruptcy Court on April 15, 2014 and May 16, 2014, respectively) and is consistent with the Debtors’ historical cash management practices. Copies of bank statements and cash disbursement journals will be provided upon reasonable request in writing to counsel for the Debtors. Notes to MOR-1a: Cash receipts related to intercompany transfers among the debtors are deducted from Total Cash Receipts. Cash receipts are from April 13, 2014 through April 30, 2014. Intercompany Transfers on MOR-1a and MOR-1b offset and net to zero. Notes to MOR-1b: Cash disbursements related to intercompany transfers among the debtors are deducted from Total Cash Disbursements. Cash disbursements are from April 13, 2014 through April 30, 2014. Intercompany Transfers on MOR-1a and MOR-1b offset and net to zero. Notes to MOR-1c: All amounts listed are the Bank Balances as of the end of the month. Copies of the bank statements and cash disbursement journals were not included with the MOR due to the voluminous nature of these reports and can be provided upon reasonable request in writing to counsel for the Debtors.

MOR NOTES In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 4/13/14-4/30/14 Federal Tax I.D.# 22-3775481 Notes to the Monthly Operating Report 5 Notes to MOR-2 and MOR-3: This Monthly Operating Report ("MOR") has been prepared on a consolidated basis for the Debtors. The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Bankruptcy Court and is in a format acceptable to the United States Trustee for the Southern District of New York (the "U.S. Trustee"). The MOR Statement of Operations includes the entire month of April, 2014 as opposed to the period subsequent to the Petition Date. As discussed below, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") and does not include all of the information and footnotes required by U.S. GAAP. Therefore, there can be no assurance that the consolidated financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on the MOR. The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this report includes primarily normal recurring adjustments, but does not include all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with U.S. GAAP. Certain adjusting entries (including, but not limited to, income tax expense and intercompany profit eliminations) are only prepared on a quarterly basis and therefore such adjustments included here are based on information as of March 31, 2014. No entry for the equity interest in earnings of unconsolidated entities is included in these financial statements. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material. This is the first filing of the MOR since the Petition Date. In future periods, any changes to prior period balance will be reflected in the current month’s MOR. The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future. Intercompany transactions between Debtors have been eliminated in the financial statements contained herein. Intercompany transactions with the Debtors’ non-Debtor subsidiaries and affiliates have not been eliminated in the financial statements and are reflected in affiliate receivables, loans, interest and payables. Net sales include $28.6 million of sales to non-debtor subsidiaries. As a result of the Chapter 11 Cases, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre- Chapter 11 liabilities are stayed. Although prepetition claims are generally stayed, at hearings held on April 14, 2014 and May 15, 2014, the Bankruptcy Court granted interim and/or final approval of the Debtors’ “first day” motions generally designed to stabilize the Debtors’ operations. The Debtors received Bankruptcy Court approval to pay or otherwise honor certain prepetition obligations such as certain employee wages and benefits, certain taxes and fees, customer obligations, obligations to logistics providers and prepetition amounts owed to certain critical vendors.

MOR NOTES In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 4/13/14-4/30/14 Federal Tax I.D.# 22-3775481 Notes to the Monthly Operating Report 6 The Debtors have been and intend to continue to pay undisputed post-petition claims in the ordinary course of business for goods and services received after the Petition Date. In addition, the Debtors may reject prepetition executory contracts and unexpired leases with respect to the Debtors’ operations, with the approval of the Bankruptcy Court. Any damages resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. The Debtors have notified all known claimants subject to the bar date of their need to file a proof of claim with the Bankruptcy Court. The bar date is the date by which claims against the Debtors must be filed if the claimants wish to receive any distribution in the Chapter 11 Cases. The Court has entered an order establishing July 17, 2014 as the bar date for non-governmental entities, and October 10, 2014 as the bar date for governmental entities. Differences between liability amounts estimated by the Debtors and claims filed by creditors will be investigated and, if necessary, the Bankruptcy Court will make a final determination of the allowable claim. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, or other events. The determination of how liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. For the reasons discussed above, the Debtors caution readers not to place undue reliance upon information contained in this MOR. For further information, refer to the consolidated financial statements and footnotes included in the Momentive Performance Materials Inc. Annual Report on Form 10-K for the year ended December 31, 2013 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, as filed with the United States Securities and Exchange Commission. Momentive Performance Materials Holdings Inc. is the sole shareholder of Momentive Performance Materials Inc., but is not included in the consolidated financial statements of Momentive Performance Materials Inc. included on Forms 10-K or 10-Q. No assurance can be given as to the value, if any, that may be ascribed to the Debtors' various prepetition liabilities and other securities. Accordingly, the Debtors urge that caution be exercised with respect to existing and future investments in any of these securities or claims against the Debtors. Debtor-in-Possession Financing DIP ABL Facility In connection with the Chapter 11 Cases, certain Debtors and certain Non-Debtors (collectively, the “Borrowers”) entered into an amended and restated senior secured debtor-in-possession and exit asset-based revolving credit agreement (the “DIP ABL Facility”), which amends and restates the Borrowers’ existing asset- based revolving loan facility (the “ABL Facility”). The DIP ABL Facility is currently being syndicated and certain terms, including pricing, are subject to change. The DIP ABL Facility has a 12 month term unless, prior to the end of such 12 month period, a reorganization plan is confirmed pursuant to an order entered by the Bankruptcy Court and subsequently consummated, in which case, the DIP ABL Facility will terminate on the date of such consummation, unless the Borrowers exercise their option to convert the DIP ABL Facility into an exit asset-based revolving facility (the “Exit ABL Facility”), in which case, upon the effectiveness of the Exit ABL Facility, the term will be five years after such effective date. The maximum availability under the DIP ABL Facility is $270 million. The DIP ABL Facility is also subject to a borrowing base that is based on a specified percentage of eligible accounts receivable and inventory and, in certain foreign jurisdictions, machinery and equipment.

MOR NOTES In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 4/13/14-4/30/14 Federal Tax I.D.# 22-3775481 Notes to the Monthly Operating Report 7 The DIP ABL Facility bears interest based on, at the Borrowers’ option, an adjusted LIBOR rate plus an applicable margin of 2.75% or an alternate base rate plus an applicable margin of 1.75%. In addition to paying interest on outstanding principal under the DIP ABL Facility, the Borrowers will be required to pay a commitment fee to the lenders in respect of the unutilized commitments at an initial rate equal to 0.375% per annum, subject to adjustment depending on the usage. The DIP ABL Facility has a minimum EBITDA covenant calculated on a cumulative basis beginning with May 1, 2014 and tested monthly commencing as of August 31, 2014 and a minimum liquidity covenant of $50 million tested at the close of each business day. The Exit ABL Facility will not have any financial maintenance covenants, other than a minimum fixed charge coverage ratio of 1.0 to 1.0 that would only apply if availability is less than the greater of (a) 12.5% of the lesser of the borrowing base and the total Exit ABL Facility commitments at such time and (b) $27 million. The fixed charge coverage ratio under the agreement governing the Exit ABL Facility is defined as the ratio of (a) Adjusted EBITDA minus non- financed capital expenditures and cash taxes to (b) debt service plus cash interest expense plus certain restricted payments, each measured on a last twelve months basis. The DIP ABL Facility is secured by, among other things, first-priority liens on most of the inventory and accounts receivable and related assets of the Borrowers, their domestic subsidiaries and certain of their foreign subsidiaries, and, in the case of certain foreign subsidiaries, machinery and equipment (the “DIP ABL Priority Collateral”), and second-priority liens on certain collateral that generally includes most of the Borrowers’, their domestic subsidiaries’ and certain of their foreign subsidiaries’ assets other than DIP ABL Priority Collateral (the “DIP Term Loan Priority Collateral”), in each case subject to certain exceptions and permitted liens. DIP Term Loan Facility In connection with the Chapter 11 Cases, the Borrowers entered into a senior secured debtor-in-possession term loan agreement, as amended (the “DIP Term Loan Facility”) (collectively with the DIP ABL Facility, the “DIP Facilities”). The DIP Term Loan Facility was used in part to repay in full the outstanding obligations under the Borrowers’ existing ABL Facility. The DIP Term Loan Facility is currently being syndicated and certain terms, including pricing, are subject to change. The DIP Term Loan Facility has a 12 month term unless, prior to the end of such 12 month period, a reorganization plan is confirmed pursuant to an order entered by the Bankruptcy Court and subsequently consummated, in which case, the DIP Term Loan Facility will terminate on the date of such consummation. The amount committed and made available under the DIP Term Loan Facility is $300 million. The DIP Term Loan Facility bears interest based on, at the Borrower’ option, an adjusted LIBOR rate plus an applicable margin of 3.25% or an alternate base rate plus an applicable margin of 2.25%. Like the DIP ABL Facility, the DIP Term Loan Facility has a minimum EBITDA covenant calculated on a cumulative basis beginning with May 1, 2014 and tested monthly commencing as of August 31, 2014 and a minimum liquidity covenant of $50 million tested at the close of each business day. The security arrangements for the DIP Term Loan Facility include first-priority liens on the DIP Term Loan Priority Collateral owned by the Borrowers and their domestic subsidiaries and second-priority liens on the DIP ABL Priority Collateral owned by the Borrowers and their domestic subsidiaries, which are junior to the DIP ABL Facility, in each case subject to certain exceptions and permitted liens. As of April 30, 2014 the Borrowers had received authorization from the Bankruptcy Court to access $430 million of the DIP Facilities.

MOR NOTES In re MPM Silicones, LLC, et al., Case No. (Jointly Administered) Reporting Period: 14-22503 4/13/14-4/30/14 Federal Tax I.D.# 22-3775481 Notes to the Monthly Operating Report 8 Notes to MOR-4a: For status of post-petition tax payments, see disclosures as noted on MOR-4a. Due to the level of detailed records, (i) copies of IRS Form 6123 or payment receipts; (ii) copies of tax returns filed during the reporting period; and (iii) a taxes aging schedule will be made available upon reasonable request in writing to counsel for the Debtors. Notes to MOR-4b: The Debtors maintain a detailed aging of post-petition Trade Accounts Payable which includes post-petition trade payables to affiliates. The post-petition Trade Payable aging is from April 13, 2014 through April 30, 2014. The Trade Payable Aging represents invoices received and the Other include liabilities we recognize, but an invoice has not yet been received. These balances are by their nature current. “Accounts payable” on MOR-3 differs from total Post-Petition Trade Payables on MOR-4b due to a reclassification of Affiliate Accounts Payables to “Due to affiliates” on MOR-3. The Debtors believe that the information as disclosed in MOR-4b appropriately summarizes the ending accounts payable balances of the Debtors. Due to the volume of transactions related to vendor payments, the accounts payable reconciliation is not presented by vendor. Information by vendor will be provided upon reasonable request in writing to counsel for the Debtors. The Debtors believe they are current on all post-petition payments other than disputes that arise in the ordinary course of business. Notes to MOR-5: The Debtors maintain an aging of Trade Accounts Receivable which includes trade activity with affiliates. The total per the aging on MOR 5 is adjusted for an Allowance for Doubtful Accounts and Accounts Receivables sold to a non-debtor subsidiary of Momentive to determine the Net Trade Receivables balance. Total “Accounts receivable” in MOR-3 differs from the total on MOR-5 due to a reclassification of affiliate trade receivables to “Due from affiliates” in MOR-3. The Debtors believe that the information as disclosed in MOR-5 appropriately summarizes the ending accounts receivable of the Debtors. Detail of customer activity is not being provided due to confidentiality. Notes to MOR-6: Payments to insiders exclude intercompany payments and payments to directors and officers. There were no payments to professionals related to the Chapter 11 cases in April. Professional fees to be disclosed in this Report do not include payments to professionals or consultants in the ordinary course of business. As of April 30, 2014, the Debtors have received permission from the Bankruptcy Court to draw up to $430 million of the $570 million DIP Facilities. The Debtors had drawn $300 million and issued letters of credit totaling $65 million under the DIP Facilities as of April 30, 2014.

MOR – 1a

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) 14-22503
Reporting Period: 4/13/14-4/30/14

Federal Tax I.D.# 22-3775481

Schedule of Cash Receipts

TIME PERIOD: 4/13/2014 through 4/30/2014

Debtor	Case Number	Total Cash Receipts	Transfers*	Net Cash Receipts
Momentive Performance Materials Inc.	14-22509-RDD	$ 167,096,081	$ (44,062,837)	$ 123,033,243
Momentive Performance Materials USA Inc.	14-22511-RDD	$ 100,453,158	$ (61,844,193)	$ 38,608,965
Momentive Performance Materials Quartz, Inc.	14-22510-RDD	$ 10,719,403	$ (4,415,000)	$ 6,304,403
Momentive Performance Materials Worldwide Inc.	14-22512-RDD	$ 9,200,000	$ (9,200,000)	$ -
Momentive Performance Materials South America Inc.	14-22513 RDD	$ 16,437	$ -	$ 16,437
Momentive Performance Materials Holdings Inc.	14-22508-RDD	$ -	$ -	$ -
Juniper Bond Holdings I LLC	14-22504-RDD	$ 2,000	$ (2,000)	$ -
Juniper Bond Holdings II LLC	14-22505-RDD	$ -	$ -	$ -
Juniper Bond Holdings III LLC	14-22506-RDD	$ -	$ -	$ -
Juniper Bond Holdings IV LLC	14-22507-RDD	$ -	$ -	$ -
	Total	$ 287,487,079	$ (119,524,030)	$ 167,963,049

* Funds transferred between US debtors have been deducted from the receipts schedule

9

MOR – 1b

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) 14-22503
Reporting Period: 4/13/14-4/30/14

Federal Tax I.D.# 22-3775481

Schedule of Cash Disbursements

TIME PERIOD: 4/13/2014 through 4/30/2014

Debtor	Case Number	Total Cash Disbursements	Transfers*	Net Cash Disbursements
Momentive Performance Materials Inc.	14-22509-RDD	$ 133,419,689	$ (46,331,112)	$ 87,088,577
Momentive Performance Materials USA Inc.	14-22511-RDD	$ 99,447,297	$ (66,888,515)	$ 32,558,782
Momentive Performance Materials Quartz, Inc.	14-22510-RDD	$ 10,103,742	$ (6,304,403)	$ 3,799,339
Momentive Performance Materials Worldwide Inc.	14-22512-RDD	$ 9,198,742	$ -	$ 9,198,742
Momentive Performance Materials South America Inc.	14-22513 RDD	$ 40,496	$ -	$ 40,496
Momentive Performance Materials Holdings Inc.	14-22508-RDD	$ -	$ -	$ -
Juniper Bond Holdings I LLC	14-22504-RDD	$ 647	$ -	$ 647
Juniper Bond Holdings II LLC	14-22505-RDD	$ -	$ -	$ -
Juniper Bond Holdings III LLC	14-22506-RDD	$ 269	$ -	$ 269
Juniper Bond Holdings IV LLC	14-22507-RDD	$ 269	$ -	$ 269
	Total	**$ 252,211,149**	**$ (119,524,030)**	**$ 132,687,119**

* Funds transferred between US debtors have been deducted from the disbursements schedule

10

MOR – 1c

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) 14-22503
Reporting Period: 4/13/14-4/30/14

Federal Tax I.D.# 22-3775481

Bank Account Information

TIME PERIOD: As of 4/30/2014

Legal Entity	Bank	Bank Acct#	Bank Balance (1)
Momentive Performance Materials Inc.	Bank of America	XXXXXX-3028	$ 37,826,508
Momentive Performance Materials Inc.	Bank of America	XXXXXX-3013	$ 17,830
Momentive Performance Materials Inc.	Bank of America	XXXXXX-611	$ -
Momentive Performance Materials USA Inc.	Fifth Third Bank	XXXXXX-8762	$ 663,788
Momentive Performance Materials USA Inc.	Bank of America	XXXXXX-3717	$ 915,253
Momentive Performance Materials USA Inc.	Bank of America	XXXXXX-6151	$ 4,623
Momentive Performance Materials USA Inc.	Bank of America	XXXXXX-7168	$ -
Momentive Performance Materials USA Inc.	Bank of America	XXXXXX-7419	$ 143,419
Momentive Performance Materials USA Inc.	Bank of America	XXXXXX-1012	$ 110,085
Momentive Performance Materials USA Inc.	Bank of America	XXXXXX-5071	$ 698,939
Momentive Performance Materials USA Inc.	Bank of America	XXXXXX-5089	$ 151,688
Momentive Performance Materials USA Inc.	Bank of America	XXXXXX-7344	$ 6,722
Momentive Performance Materials USA Inc.	PNC	XXXXXX-8926	$ 1,113,194
Momentive Performance Materials USA Inc.	Bank of America	XXXXXX-7205	$ 543,370
Momentive Performance Materials Quartz, Inc.	Bank of America	XXXXXX-2217	$ 323,552
Momentive Performance Materials Quartz, Inc.	Bank of America	XXXXXX-3329	$ 191,682
Momentive Performance Materials Quartz, Inc.	Bank of America	XXXXXX-7680	$ -
Momentive Performance Materials Quartz, Inc.	Bank of America	XXXXXX-5139	$ 1,064,225
Momentive Performance Materials Quartz, Inc.	Bank of America	XXXXXX-9527	$ -
Momentive Performance Materials Worldwide Inc.	Bank of America	XXXXXX-3031	$ 1,258
Momentive Performance Materials South America Inc.	Banco Intesa	XXXXXX-6940	$ 8,581
Momentive Performance Materials South America Inc.	Banco ITAU	XXXXXX-1005	$ 4,360
Momentive Performance Materials South America Inc.	BICE	XXXXXX-11-6	$ 3
Momentive Performance Materials Holdings Inc.	Bank of America	XXXXXX-6249	$ 237,751
Momentive Performance Materials Holdings Inc.	Bank of America	XXXXXX-926	$ -
Juniper Bond Holdings I LLC	Bank of America	XXXXXX-9021	$ 1,590
Juniper Bond Holdings II LLC	Bank of America	XXXXXX-9034	$ 3,090
Juniper Bond Holdings III LLC	Bank of America	XXXXXX-9050	$ 87
Juniper Bond Holdings IV LLC	Bank of America	XXXXXX-9063	$ 152

(1) Bank Balance may differ from Book Balance due to items in-transit and other timing items.

11

MOR – 2

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered)	14-22503
Reporting Period:	4/13/14-4/30/14
Federal Tax I.D.#	22-3775481

Statement of Operations – Month Ended April 30, 2014 ($000's)

		Consolidated Debtors [1]
Net sales	$	94,599
Costs and expenses:		
Cost of sales, excluding depreciation		(67,077)
Selling, general and administrative expense		(26,281)
Depreciation and amortization expense		(5,858)
Operating loss		(4,617)
Other income (expense):		
Interest income		13,961
Interest expense		(19,617)
Reorganization items, net		(15,852)
Loss before income taxes		(26,125)
Income tax expense		(1,465)
Net loss from Debtor entities	$	(27,590)

[1] The last four digits of the taxpayer identification numbers of the Debtors follow in parentheses: (i) Juniper Bond Holdings I LLC (9631); (ii) Juniper Bond Holdings II LLC (9692); (iii) Juniper Bond Holdings III LLC (9765); (iv) Juniper Bond Holdings IV LLC (9836); (v) Momentive Performance Materials China SPV Inc. (8469); (vi) Momentive Performance Materials Holdings Inc. (8246); (vii) Momentive Performance Materials Inc. (8297); (viii) Momentive Performance Materials Quartz, Inc. (9929); (ix) Momentive Performance Materials South America Inc. (4895); (x) Momentive Performance Materials USA Inc. (8388); (xi) Momentive Performance Materials Worldwide Inc. (8357); and (xii) MPM Silicones, LLC (5481). The Debtors' executive headquarters are located at 260 Hudson River Road, Waterford, NY 12188.

The accompanying notes are an integral part of the financial statements.

12

MOR – 3

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) 14-22503
Reporting Period: 4/13/14-4/30/14

Federal Tax I.D.# 22-3775481

Balance Sheet – As of April 30, 2014 ($000's)

	Consolidated Debtors [1]
ASSETS	
Current assets	
Cash and cash equivalents	$ 44,056
Accounts receivable	61,595
Due from affiliates	88,234
Inventories	181,685
Other current assets	50,255
Total Current Assets	425,825
Other long-term assets	2,132
Loans receivable from affiliates	1,668,053
Property and equipment, net	430,492
Goodwill	17,173
Other intangible assets, net	76,226
Total Assets	$ 2,619,901
LIABILITIES AND SHAREHOLDER'S DEFICIT	
Current Liabilities	
Accounts payable	$ 19,784
Due to affiliates	9,149
Debt payable within one year	1,655,000
Other current liabilities	13,475
Interest payable	6,134
Income taxes payable	1,917
Accrued payroll and incentive compensation	13,574
Total current liabilities	1,719,033
Long-Term Liabilities	
Loans payable to affiliates	3,028
Accumulated losses from unconsolidated subsidiaries in excess of investment	317,903
Other long-term liabilities	2,420
Liabilities subject to compromise	3,005,893
Total liabilities	5,048,277
Total deficit	(2,428,376)
Total liabilities and shareholder's deficit	$ 2,619,901

[1] The last four digits of the taxpayer identification numbers of the Debtors follow in parentheses: (i) Juniper Bond Holdings I LLC (9631); (ii) Juniper Bond Holdings II LLC (9692); (iii) Juniper Bond Holdings III LLC (9765); (iv) Juniper Bond Holdings IV LLC (9836); (v) Momentive Performance Materials China SPV Inc. (8469); (vi) Momentive Performance Materials Holdings Inc. (8246); (vii) Momentive Performance Materials Inc. (8297); (viii) Momentive Performance Materials Quartz, Inc. (9929); (ix) Momentive Performance Materials South America Inc. (4895); (x) Momentive Performance Materials USA Inc. (8388); (xi) Momentive Performance Materials Worldwide Inc. (8357); and (xii) MPM Silicones, LLC (5481). The Debtors' executive headquarters are located at 260 Hudson River Road, Waterford, NY 12188.

The accompanying notes are an integral part of the financial statements.

13

MOR – 4a In re MPM Silicones, LLC, et al., Case No. (Jointly Administered): Reporting Period: 14-22503 4/13/14 – 4/30/14 Federal Tax I.D. #: 22-3775481 Status of Post Petition Taxes 14 June 27, 2014 Office of the United States Trustee Subject: April Monthly Operating Report Attestation Regarding Post-petition Taxes The Debtor, MPM Silicones, LLC. and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes. All post-petition taxes for the debtors, which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations. /s/ William H. Carter William H. Carter Director, Chief Financial Officer, and Executive Vice President of Momentive Performance Materials Inc. and Momentive Performance Materials Holdings Inc.

MOR – 4b

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) 14-22503
Reporting Period: 4/13/14-4/30/14

Federal Tax I.D.# 22-3775481

Post-Petition Accounts Payable Aging

MPM Silicones, LLC, et al.,[1]
Trade Payables
April 30, 2014

			Past Due			
	Total	**Current**	**1-30 Days**	**31-60 Days**	**61-90 Days**	**91+ Days**
Trade Payables Aging	$ 14,835,660	$ 14,835,660	$ -	$ -	$ -	$ -
Other	5,860,986	5,860,986	-	-	-	-
Total Post Petition Trade Payables	$ 20,696,646	$ 20,696,646	$ -	$ -	$ -	$ -

[1] The last four digits of the taxpayer identification numbers of the Debtors follow in parentheses: (i) Juniper Bond Holdings I LLC (9631); (ii) Juniper Bond Holdings II LLC (9692); (iii) Juniper Bond Holdings III LLC (9765); (iv) Juniper Bond Holdings IV LLC (9836); (v) Momentive Performance Materials China SPV Inc. (8469); (vi) Momentive Performance Materials Holdings Inc. (8246); (vii) Momentive Performance Materials Inc. (8297); (viii) Momentive Performance Materials Quartz, Inc. (9929); (ix) Momentive Performance Materials South America Inc. (4895); (x) Momentive Performance Materials USA Inc. (8388); (xi) Momentive Performance Materials Worldwide Inc. (8357); and (xii) MPM Silicones, LLC (5481). The Debtors' executive headquarters are located at 260 Hudson River Road, Waterford, NY 12188.

15

MOR – 5

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) 14-22503
Reporting Period: 4/13/14-4/30/14

Federal Tax I.D.# 22-3775481

Accounts Receivable Aging

MPM Silicones, LLC, et al.,[1]
Trade Receivables
April 30, 2014

	Total	Current	Past Due 1-30 Days	31-60 Days	61-90 Days	91+ Days
Trade Receivables Aging	$ 94,700,119	$ 87,261,887	$ 5,028,514	$ 302,803	$ 28,816	$ 2,078,099
Allowance for Doubtful Accounts	(2,157,403)					
	$ 92,542,716					
Accounts Receivable sold to non-debtor affiliate	(28,516,216)					
Net Trade Receivables	$ 64,026,500					

[1] The last four digits of the taxpayer identification numbers of the Debtors follow in parentheses: (i) Juniper Bond Holdings I LLC (9631); (ii) Juniper Bond Holdings II LLC (9692); (iii) Juniper Bond Holdings III LLC (9765); (iv) Juniper Bond Holdings IV LLC (9836); (v) Momentive Performance Materials China SPV Inc. (8469); (vi) Momentive Performance Materials Holdings Inc. (8246); (vii) Momentive Performance Materials Inc. (8297); (viii) Momentive Performance Materials Quartz, Inc. (9929); (ix) Momentive Performance Materials South America Inc. (4895); (x) Momentive Performance Materials USA Inc. (8388); (xi) Momentive Performance Materials Worldwide Inc. (8357); and (xii) MPM Silicones, LLC (5481). The Debtors' executive headquarters are located at 260 Hudson River Road, Waterford, NY 12188.

16

MOR – 7

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) 14-22503
Reporting Period: 4/13/14-4/30/14

Federal Tax I.D.# 22-3775481

Debtor Questionnaire

DEBTOR QUESTIONNAIRE

	For the Period from April 13, 2014 to April 30, 2014			
	Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Explanation
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X	
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X	
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X	
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X	
5	Is the Debtor delinquent in paying any insurance premium payment?		X	
6	Have any payments been made on pre-petition liabilities this reporting period?	X		Payments made only per motions approved by the court.
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X		Normal course of business.
8	Are any post petition payroll taxes past due?		X	
9	Are any post petition State or Federal income taxes past due?		X	
10	Are any post petition real estate taxes past due?		X	
11	Are any other post petition taxes past due?		X	
12	Have any pre-petition taxes been paid during this reporting period?	X		Payments made only per motions approved by the court.
13	Are any amounts owed to post petition creditors delinquent?		X	Other than ordinary course disputes
14	Are any wage payments past due?		X	
15	Have any post petition loans been received by the Debtor from any party?	X		Debtor-in-possesion financing approved by the court.
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X	
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X	
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X	

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